GENERAL (Schedule of Components of the Purchase Consideration Transferred) (Details) - USD ($) $ in Thousands			1 Months Ended
		Nov. 14, 2016	Mar. 22, 2016
inContact [Member]
Business Acquisition [Line Items]
Cash	[1]	$ 1,039,028
Assumed options and restricted shares	[2]	11,026
Total purchase consideration		$ 1,050,054
Nexidia [Member]
Business Acquisition [Line Items]
Cash			$ 134,501
Assumed options and restricted shares			649
Total purchase consideration			$ 135,150

[1]	Includes cash consideration for the redemption of inContact's convertible bonds in an amount of $139,438 and for inContact's outstanding vested options and restricted shares as of acquisition date which were cancelled and converted into an amount of $25,366 in cash.
[2]	Pursuant to the merger agreement, the Company assumed or replaced all outstanding unvested options, Restricted Stock Awards ("RSAs") and Restricted Stock Units ("RSUs") and converted them or replaced them with the Company's options, RSAs and RSUs, as applicable, based on an agreed exchange ratio. Each assumed or replaced option, RSA and RSU is subject to the same terms and conditions, including vesting, exercisability and expiration, as originally applied to any such option, RSA and RSU immediately prior to the acquisition of inContact. Out Of the total estimated fair value of the replacement award, a portion was allocated to the purchase consideration and the remainder was allocated to future services and will be expensed over the remaining service period on an accelerated basis as a share-based compensation. The fair value of replacement award was determined using a Black-Scholes-Merton valuation model with the following assumptions: expected life of 12-74 months, risk-free interest rate of 0.58%-1.22%, expected volatility of 21.05%-25.92% and no dividend yield.